UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2022

Angel Oak Mortgage, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation	(Commission File	(I.R.S. Employer Identification No.)
or organization)	Number)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2022, a subsidiary (the “Subsidiary”) of Angel Oak Mortgage, Inc. (the “Company”) and Barclays Bank PLC (“Barclays”) entered into Amendment No. 1 (“Amendment No. 1”) to the Master Repurchase Agreement by and between the Subsidiary and Barclays (the “Master Repurchase Agreement”). Pursuant to Amendment No. 1, interest will now accrue on any outstanding balance under the Master Repurchase Agreement at a rate based on Term SOFR (which is defined as the forward-looking term rate based on the Secured Overnight Financing Rate for a corresponding tenor of one month). Previously, interest accrued at a rate based on one-month LIBOR. Additionally, pursuant to the terms of Amendment No. 1, the maximum purchase price permitted under the Master Repurchase Agreement increased to $550.0 million from $400.0 million, which is subject to reduction to $400.0 million upon the earlier to occur of (1) the issuance of securities pursuant to a securitization of the assets underlying the Master Repurchase Agreement and (2) March 30, 2022.

A copy of Amendment No. 1 is attached hereto as Exhibit 10.1 and incorporated herein by reference. In accordance with item 601(b)(10) of Regulation S-K, certain private or confidential items have been redacted from the filed copy of Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 10.1*	Amendment No. 1 to Annex I.A. to Master Repurchase Agreement and Fee Letter between Peachtree Mortgage SPV, LLC and Barclays Bank PLC, dated January 27, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2022	ANGEL OAK MORTGAGE, INC.

	By:	/s/ Brandon Filson
	Name:	Brandon Filson
	Title:	Chief Financial Officer and Treasurer